UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 12, 2010

 Hampton Roads Bankshares, Inc.
(Exact name of registrant as specified in its charter)

Virginia	001-32968	54-2053718
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

999 Waterside Drive, Suite 200, Norfolk, Virginia 23510
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (757) 217-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

On July 12, 2010, Hampton Roads Bankshares, Inc. (the “Company”) filed Amendment No. 1 to its Form 10-K for the fiscal year ended December 31, 2009 (the “Form 10-K”) containing Part III of the Form 10-K.  As such, the Company believes that it is in compliance with the NASDAQ Marketplace continued listing standards.

Previously, the Company had received a non-compliance notice from the NASDAQ Stock Market stating that because the Company did not timely file its Form 10-K, it was no longer in compliance with the rules for continued listing, including Rule 5250(c)(1), which was reported on a Form 8-K filed on April 7, 2010.  On April 26, 2010, the Company received a second notice from NASDAQ indicating that it was back in compliance with the continuing listing standards upon the filing of its Form 10-K, but the Company had not yet filed Part III thereto until yesterday.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hampton Roads Bankshares, Inc.

Date: July 13, 2010	By:	/s/ John A.B. Davies, Jr.
John A.B. Davies, Jr.
President and Chief Executive Officer